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                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-5

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Section 7.3 Indenture                                                                     Distribution Date:               6/15/2004
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

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                                825,533.33
               Class B Note Interest Requirement                                 80,636.11
               Class C Note Interest Requirement                                146,450.00
                       Total                                                  1,052,619.44

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                   0.98278
               Class B Note Interest Requirement                                   1.15194
               Class C Note Interest Requirement                                   1.62722

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                  840,000,000
               Class B Note Principal Balance                                   70,000,000
               Class C Note Principal Balance                                   90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                      10,000,000.00

(v)     Required Owner Trust Spread Account Amount                           10,000,000.00
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                                                 By:
                                                        --------------------

                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President